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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001
                              --------------------


                            Predictive Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  000-30422                          13-3808483
      -------------------------------   ------------------------------------
          (Commission File Number)      (I.R.S. Employer Identification No.)



                   417 Fifth Avenue, New York, NY           10016
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             (Address of Principal Executive Offices)     (Zip Code)


                                 (212) 659-3400
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


          -------------------------------------------------------------

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Item 5.  Other Events

         Ronald G. Pettengill, Jr., co-founder of Predictive Systems, Inc. (the "Company"), has resigned from his position as Chairman of the Board of Directors of the Company, effective as of March 28, 2001. Mr. Pettengill will continue to serve on the Board of Directors. The Board of Directors appointed William Wyman as Chairman of the Board.

         On March 30, 2001, Mr. Pettengill resigned from his position as Chief Executive Officer of the Company. The Board of Directors and senior management have initiated a search for a new Chief Executive Officer. Further information is provided in the press release attached as Exhibit 99.1 hereto, which is incorporated by reference.

Item 7.   Financial Statements and Exhibits.

          (c)      Exhibits

               99.1     Press release dated March 30, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PREDICTIVE SYSTEMS, INC.



Date:  March 30, 2001                               By: /s/ William Wyman
                                                        ------------------------
                                                        William Wyman
                                                        Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.      Description

99.1             Press release dated March 30, 2001